UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2020

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897-2276

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2020, on the recommendation of its Nominating and Corporate Governance Committee, the board of directors (the "Board") of HBT Financial, Inc. (the "Company") increased the number of directors constituting the full Board from eight (8) to nine (9) and appointed Linda J. Koch as a director to fill the resultant vacancy, with such appointment effective immediately. Ms. Koch's initial term will expire at the Company's 2021 Annual Meeting of Stockholders.

Ms. Koch, age 58, has served as the President and CEO of the Illinois Bankers Association from 2001 to 2020. As President and CEO, Ms. Koch was responsible for the leadership, strategy, and operational management of the Illinois Bankers Association. During that same time, Ms. Koch served on the Board of Trustees of the Graduate School of Banking at the University of Wisconsin-Madison. Ms. Koch received a BA in Legal Studies from the University of Illinois Springfield and is a certified association executive (CAE). Ms. Koch was selected to serve as a director for her experience in the banking industry and her leadership, communication, and strategic planning skills gained over the course of her career.

There are no arrangements or understandings between Ms. Koch and any other persons pursuant to which she was appointed as a director. There are also no family relationships between Ms. Koch and any director or executive officer of the Company, and she has no direct or material indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On June 24, 2020, the Compensation Committee approved a grant of 550 restricted stock unit awards (“RSUs”) to Ms. Koch. The RSUs will vest on February 1, 2021 and were granted pursuant to the form of the Restricted Stock Unit Award Agreement (with dividend equivalent rights) under the HBT Financial, Inc. Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Matthew J. Doherty
Name: Matthew J. Doherty
Title: Chief Financial Officer

Date: June 25, 2020